AND WAIVER TO

                           LOAN AND SECURITY AGREEMENT

     AMENDMENT NO. 4, dated as of January 26, 2001, to Amendment No. 8 and Waiver, dated as of August 11, 2000, as amended by Amendment No. 1, dated as of December 12, 2000, Amendment No. 2, dated as of December 29, 2000, and Amendment No. 3, dated as of January 12, 2001 (the "Eighth Amendment"), to the LOAN AND SECURITY AGREEMENT, dated as of September 30, 1998 (as amended to date) as hereafter modified, amended and/or RESTATED FROM TIME TO TIME, THE "LOAN AND SECURITY AGREEMENT"), among FOOTHILL CAPITAL CORPORATION, a California CORPORATION ("FOOTHILL"), DATA SYSTEMS NETWORK CORPORATION, A MICHIGAN
CORPORATION ("OLD BORROWER") and TEKINSIGHT SERVICES INC., A Delaware Corporation ("NEW BORROWER").



                                    PREAMBLE

     Pursuant to the Loan and Security Agreement, Foothill established a revolving line of credit for the benefit of Old Borrower. Pursuant to the Merger Agreement (as defined in the Eighth Amendment) Old Borrower merged into New Borrower, with New Borrower continuing as the Surviving Corporation. Pursuant to the Eighth Amendment, the parties agreed to negotiate during the 120-day period following the Effective Date (as defined in the Eighth Amendment) with a view to entering into a replacement loan and security agreement. Whereas, the 120-day period expired as of December 12, 2000, the parties entered into Amendment No. 1 to the Eighth Amendment to, among other things, extend such date to December 31, 2000. Whereas, on December 29, 2000 and January 12, 2001, the parties entered into Amendments No. 2 and 3 to the Eighth Amendment, respectively, to extend such date further. Whereas such date expires on January 26, 2001, the parties hereto now desire to extend this date to February 28, 2001. Accordingly, New Borrower and Foothill hereby agree as follows:

     1. DEFINITIONS. All terms used herein which are defined in the Eighth Amendment and not otherwise defined herein shall have the meanings given to such terms in the Eighth Amendment.

     2. REPLACEMENT LOAN AND SECURITY AGREEMENT. Section 7 of the Eighth Amendment is hereby amended and restated as follows:

               "7. REPLACEMENT LOAN AND SECURITY AGREEMENT. The parties hereto agree to negotiate during the 198-day period following the Effective Date with a view to entering into either (i) a loan and security agreement and related agreements that would supercede the Loan and Security Agreement and Loan Documents or (ii) amendments to the Loan and Security Agreement and Loan Documents on terms and conditions to be determined. If no such agreements are executed and delivered on or before the date which is 198 days after the Effective Date, all Notes shall automatically mature, and all principal, interest, reimbursement obligations and fees then accrued and outstanding under any Loan Document shall be immediately due and payable together with a fee in the amount of two percent (2%) of the Maximum Revolving Amount then in effect. Notwithstanding the provisions of Section 3.6 of the Loan and Security Agreement, the Early Termination Premium payable at any time during the 198-day period following the Effective Date shall be two percent (2%) of the Maximum Revolving Amount then in effect."

                  3.       CONDITIONS AND COVENANTS.

                  This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "AMENDMENT EFFECTIVE DATE"):

     (i) The representations  and warranties  contained in this Amendment and in
Section 5 of the Loan and Security Agreement and each other Loan Document shall be correct on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

     (ii) Foothill shall have received two (2) counterparts of this Amendment, duly executed by New Borrower and Parent.

     (iii) All legal matters incident to this Amendment shall be satisfactory to Foothill and its counsel.

     4. REPRESENTATIONS AND WARRANTIES. New Borrower hereby represents and warrants to Foothill as follows:

                  (a) New Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Eighth Amendment, as amended hereby.

                  (b) The execution, delivery and performance of this Amendment by New Borrower, and the performance by New Borrower of the Eighth Amendment, as amended hereby (i) have been duly authorized by all necessary corporate action,
(ii) do not and will not contravene its charter or by-laws or any applicable law, and (iii) except as provided in the Loan Documents, do not and will not result in the creation of any Lien upon or with respect to any of its respective properties.

                  (c) This Amendment and the Eighth Amendment, as amended hereby, constitute the legal, valid and binding obligations of New Borrower, enforceable against New Borrower in accordance with its terms.

                  (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other Person is required in connection with the due execution, delivery and performance by New Borrower of this Amendment and the performance by New Borrower of the Eighth Amendment, as amended hereby.

                  (e) The representations and warranties contained in Section 5 of the Loan and Security Agreement and each other Loan Document are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date) and no Default or Event of Default has occurred and is continuing on and as of the Amendment Effective Date or will result from this Amendment becoming effective in accordance with its terms.

                  5. CONTINUED EFFECTIVENESS OF THE LOAN AND SECURITY AGREEMENT AND LOAN DOCUMENTS. Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date of this Amendment all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by the Eighth Amendment, as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Foothill, or to grant a security interest in or Lien on, any collateral as security for the obligations of Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

                  6.       MISCELLANEOUS.

                  (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

                  (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (d) Borrower will pay on demand all reasonable fees, costs and expenses of Foothill in connection with the preparation, execution and delivery of this Amendment including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to Foothill.

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




                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed and delivered as of the date set forth on the first page hereof.

                                            TEKINSIGHT SERVICES INC.,
                                            a Delaware corporation

                                            By: --------------------------------
                                                Name:
                                                Title:

                                            FOOTHILL CAPITAL CORPORATION,
                                            a California corporation

                                            By:
                                                Name:
                                                Title:

Acknowledged and Agreed upon
as of this 26th day of January, 2001

TEKINSIGHT.COM,
a Delaware corporation, as Guarantor

By:  -------------------
      Name:
      Title: